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                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement              [ ]    CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
                                                     (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under sec.240.14a-12

                          BRANTLEY CAPITAL CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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

                          BRANTLEY CAPITAL CORPORATION

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

     Notice is hereby given that a Special Meeting of Stockholders of Brantley Capital Corporation, a Maryland corporation (the "Company"), will be held on August 31, 2000 at 10:00 a.m. Eastern Daylight Time, at the offices of the Company at 20600 Chagrin Boulevard, Suite 1150, Cleveland, Ohio 44122, for the following purposes:

     1. To ratify the selection of Arthur Andersen LLP as the Company's independent public accountant; and

     2. To consider and take action upon such other matters as may properly come before the meeting or any adjournment thereof.

     The holders of record of shares of common stock of the Company at the close of business on July 17, 2000, will be entitled to receive notice of and vote at the Special Meeting.

     IT IS IMPORTANT TO YOUR INTERESTS THAT ALL STOCKHOLDERS PARTICIPATE IN THE AFFAIRS OF THE COMPANY, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. ACCORDINGLY, WE URGE YOU PROMPTLY TO FILL OUT, SIGN AND RETURN THE ENCLOSED PROXY EVEN IF YOU PLAN TO ATTEND THE MEETING. YOU HAVE THE OPTION TO REVOKE IT AT ANY TIME PRIOR TO THE MEETING, OR TO VOTE YOUR SHARES PERSONALLY ON REQUEST IF YOU ATTEND THE MEETING.

                                            By order of the Board of Directors,

                                            PAUL H. CASCIO
                                            Vice President and Secretary

July 31, 2000

                          BRANTLEY CAPITAL CORPORATION

                                 July 31, 2000

                                PROXY STATEMENT

                              GENERAL INFORMATION

     The proxy that accompanies this statement is solicited by the Board of Directors of Brantley Capital Corporation, a Maryland corporation (the "Company"), for use at the Special Meeting of the Stockholders of the Company to be held on August 31, 2000, or at any adjournment thereof. This proxy statement was first mailed on July 31, 2000 to stockholders of record on July 17, 2000.

     Any stockholder giving a proxy for the meeting may revoke it before it is exercised by giving a later dated proxy or by giving notice of revocation to the Company in writing or in the open meeting. However, the mere presence at the meeting of the stockholder granting a proxy does not revoke the proxy. Unless revoked as stated above, the shares of common stock, par value $.01 per share (the "Common Stock"), represented by valid proxies will be voted on all matters to be acted upon at the meeting. On any matter or matters with respect to which the proxy contains instructions for voting, such shares will be voted in accordance with such instructions. Abstentions and broker non-votes will be deemed to be present for the purpose of determining a quorum for the meeting but will be deemed not voting on the issues or matters as to which abstention is applicable. Brokers who have not received voting instructions from beneficial owners generally may vote in their discretion with respect to the ratification of the selection of the Company's independent public accountant.

     The cost of solicitation of proxies in the form accompanying this statement will be borne by the Company. Proxies will be solicited by mail or by telephone or personal interview with an officer or regular employee of the Company or by requesting brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares held of record by such brokers, custodians, nominees or fiduciaries, each of whom will be reimbursed by the Company for their expenses in so doing.

     The record date for determination of stockholders entitled to vote at the Special Meeting is July 17, 2000. As of July 17, 2000, the outstanding voting securities of the Company consisted of 3,810,535 shares of Common Stock. Each share of Common Stock (exclusive of treasury shares) has one vote. The Company held no Common Stock in its treasury on the record date. The presence, in person or by proxy, of the holders of a majority of the Common Stock of the Company outstanding and entitled to be cast shall constitute a quorum for the purposes of the Special Meeting.

STOCK OWNERSHIP OF OFFICERS, DIRECTORS AND BENEFICIAL OWNERS

     The following table sets forth as of June 30, 2000, the number of shares of Common Stock of the Company beneficially owned by each director, nominee for director, executive officer and all directors and executive officers as a group, according to information furnished to the Company by such persons:

                                                          AMOUNT AND
                                                          NATURE OF
                                                          BENEFICIAL     PERCENT
                         NAME                            OWNERSHIP(1)    OF CLASS
                         ----                            ------------    --------
L. Patrick Bales.......................................      6,800(2)         *
Benjamin F. Bryan......................................      9,777(2)         *
Paul H. Cascio.........................................     43,444(3)      1.01%
Michael J. Finn........................................     89,237(4)      2.10%
Tab A. Keplinger.......................................      9,583(5)         *
Richard Moodie.........................................     16,000(2)         *
James P. Oliver........................................      2,000(7)         *
Robert P. Pinkas.......................................    298,981(6)      6.95%
Peter Saltz............................................     13,000(7)         *
James M. Smith.........................................      2,000(7)         *
All Directors and Executive Officers as a Group (10
  persons).............................................    490,822        11.41%

---------------

 * Shares owned are less than one percent of class.

(1) Each of the persons named in the above table has sole voting and investment power with respect to the shares indicated as beneficially owned.

(2) Includes 6,000 shares subject to stock option grants.

(3) Includes 33,333 shares subject to stock option grants.

(4) Includes 83,333 shares subject to stock option grants.

(5) Includes 8,333 shares subject to stock option grants.

(6) Includes 250,000 shares subject to stock option grants.

(7) Includes 2,000 shares subject to stock option grants.

     The following table sets forth information about one person known by the Company to be a beneficial owner of more than 5% of the Company's outstanding shares of Common Stock:

                                                   AMOUNT AND NATURE
                NAME AND ADDRESS                     OF BENEFICIAL      PERCENT OF
               OF BENEFICIAL OWNER                   OWNERSHIP(1)         CLASS
               -------------------                 -----------------    ----------
Maxus Investment Group                                  515,500            12.5%
1301 East Ninth Street, Suite 3600
Cleveland, Ohio 44114-1800

---------------

(1) Information regarding share ownership was obtained from the most recently filed Schedule 13D of Maxus Investment Group, filed on January 26, 1999. All of the reporting persons and entities known as Maxus Investment Group reported sole voting and investment power as to 60,000 shares of Common Stock and shared voting and investment power as to 455,500 shares of Common Stock.

                 RATIFICATION OF SELECTION OF PUBLIC ACCOUNTANT

     On January 12, 2000, the Company dismissed Ernst & Young LLP ("E&Y") as its independent auditors and engaged Arthur Andersen LLP ("AA") to act as its independent auditors to audit the Company's accounts for the fiscal years ending December 31, 1999 and 2000. AA has advised the Company that neither the firm nor any of its members or associates has any direct or indirect financial interest in the Company or any of its affiliates other than as auditors. Representatives of AA are expected to be present at the Special Meeting of Stockholders and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. Representatives of E&Y are not expected to be present at the Special Meeting of Stockholders.

     The decision to change accountants was based upon a review of fee proposals for the upcoming fiscal year and was approved by the Audit Committee of the Company's Board of Directors and by the Company's Board of Directors. E&Y's reports on the Company's financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company's two most recent fiscal years and the subsequent interim period preceding the dismissal of E&Y, there were no disagreements with E&Y on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the subject matter of such disagreements in connection with their reports.

     During the Company's two most recent fiscal years and the subsequent interim period preceding E&Y's dismissal: (1) E&Y did not advise the Company that the internal controls necessary for the Company to develop reliable financial statements did not exist; (2) E&Y did not advise the Company that information had come to E&Y's attention that led them to no longer be able to rely on management's representations, or that made them unwilling to be associated with the financial statements prepared by management; (3) E&Y did not advise the Company of the need to expand significantly the scope of their audit, or that information had come to their attention during such period that, if further investigated, may (i) materially impact the fairness or reliability of previously issued financial statements and Reports of Independent Auditors, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report, or (ii) cause E&Y to be unwilling to rely on management's representations or be associated with the Company's financial statements; and
(4) E&Y did not advise the Company that information had come to their attention that they had concluded materially impacted the fairness or reliability of previously issued financial statements and Reports of Independent Auditors, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report.

     During the Company's two most recent fiscal years and the subsequent interim period prior to engaging AA, the Company did not consult AA regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and AA did not provide either a written report or oral advice to the Company that AA concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event, each as defined in Item 304 of Regulation S-K. However, AA has provided due diligence services in connection with proposed as well as completed investment transactions by the Company and its affiliates.

     The favorable vote of a majority of the shares voting on this proposal is required for ratification of the selection of AA as the Company's independent public accountant for the fiscal years ending December 31, 1999 and 2000. The persons named in the accompanying proxy intend to vote proxies received by them in favor of this proposal unless a choice "Against" or "Abstain" is specified. The Board of Directors recommends voting FOR ratification of the selection of AA as the independent public accountant of the Company for the fiscal years ending December 31, 1999 and 2000.

               STOCKHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING

     Any stockholder who is the record or beneficial owner of at least 1% or $2,000 in market value of Common Stock of the Company entitled to be voted at the 2001 Annual Meeting of Stockholders and who has held such Common Stock for at least one year may present a proposal at the 2001 Annual Meeting.

     A stockholder who intends to present a proposal at the 2001 Annual Meeting of Stockholders, and who wishes to have the proposal included in the Company's proxy statement and form of proxy for that meeting, must deliver the proposal to the Company by January 17, 2001. The Company must receive notice of all other stockholder proposals for the 2001 Annual Meeting of Stockholders no later than April 14, 2001 or earlier than March 15, 2001, or the Company will consider them untimely, in which case the Company's proxy shall confer discretionary voting authority regarding those stockholder proposals.

                                 OTHER MATTERS

     Management does not know of any other matters that will come before the meeting. In case any other matter should properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                                 ANNUAL REPORT

     The Company's annual report for the year ended December 31, 1999 was mailed to all stockholders entitled to receive notice of and vote at the 2000 Annual Meeting of Stockholders, which was held on June 13, 2000. If you would like another copy of the annual report, please contact the undersigned at the Company at 20600 Chagrin Boulevard, Suite 1150, Cleveland, Ohio 44122, or (216) 283-4800. The annual report will be sent to you without charge.

     Please sign, date and return the proxy at your earliest convenience in the enclosed envelope. No postage is required for mailing in the United States. A prompt return of your proxy will save the expense of further mailings.

                                          By order of the Board of Directors

                                          PAUL H. CASCIO, Vice President and
                                          Secretary

July 31, 2000

           PLEASE MARK VOTE
|X|        AS IN THIS EXAMPLE


                                                                                    FOR     AGAINST    ABSTAIN

BRANTLEY CAPITAL CORPORATION

                                   1.    Ratification of the selection of Arthur
                                         Andersen LLP as independent public
                                         accountants for the fiscal years ending
                                         December 31, 1999 and 2000.                [  ]      [  ]       [  ]

Mark box at right
if an address change or
comment has been noted
on the reverse side
of this card.

                                   2.    In their discretion, the proxies are
                                         authorized. to vote upon such other
                                         business as may properly come before the meeting or any adjournment thereof.


                                 --------------------------------------------
                                  Date


Please be sure to sign and date this Proxy.
-------------------------------------------------------------------------------

--------------------------------------------- ----------------------------------
              Stockholder sign here                  Co-owner sign here



                          BRANTLEY CAPITAL CORPORATION

                                      PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF BRANTLEY CAPITAL CORPORATION.

The undersigned hereby appoints Robert P. Pinkas and Michael J. Finn, and each of them, the proxies of the undersigned, with full power of substitution, to vote all Common Stock of Brantley Capital Corporation which the undersigned is entitled to vote at the Special Meeting of Stockholders of Brantley Capital Corporation, August 31, 2000, and at any adjournments thereof.

IF NO INSTRUCTION IS INDICATED, AUTHORITY IS GRANTED TO CAST THE VOTE OF THE UNDERSIGNED "FOR" THE APPROVAL OF THE PROPOSALS LISTED ON THIS PROXY.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: THE SIGNATURE(S) ON THIS PROXY SHOULD CORRESPOND WITH THE NAME(S) IN WHICH YOUR STOCK IS REGISTERED. WHEN STOCK IS REGISTERED JOINTLY IN THE NAMES OF TWO OR MORE PERSONS. ALL SHOULD SIGN. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH. A PROXY GIVEN BY A CORPORATION SHOULD BE SIGNED IN THE CORPORATE NAME BY THE CHAIRMAN OF ITS BOARD OF DIRECTORS, ITS PRESIDENT, VICE PRESIDENT, SECRETARY OR TREASURER.

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

___________________________________     _______________________________________

___________________________________     _______________________________________

___________________________________     _______________________________________